                                                 Limited Term New York Municipal Fund

                                                   Supplement dated August 10, 2007
                                                to the Prospectus dated April 30, 2007

This supplement amends the Prospectus dated April 30, 2007 and is in addition to the supplement dated July 6, 2007.

The Prospectus is revised as follows:

1.   Footnote number 2 to the "Annual Fund Operating Expenses" table in the section titled "Fees and Expenses of the Fund" on page 11, is deleted in its entirety and replaced with the following:

     2. Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 4% to 1%
     during years one through five and is eliminated after that.

2.    The third paragraph in the section titled "Class A Contingent Deferred Sales Charge" on page 27, is deleted in its entirety and replaced with the following:

         The Distributor pays concessions from its own resources equal to 0.50% of Class A purchases of $1 million or more
         (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

August 10, 2007                                                                              PS0355.013